UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2024

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TENABLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38600	47-5580846
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6100 Merriweather Drive, Columbia, Maryland, 21044
(Address of principal executive offices, including zip code)

(410) 872-0555
(Registrant’s telephone number, including area code)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Non-Employee Director Compensation Policy
On May 22, 2024 (the “Approval Date”), the Board of Directors (the “Board”) of Tenable Holdings, Inc. (the “Company”) approved and adopted a non-employee director compensation policy (the “Non-Employee Director Compensation Policy”). Pursuant to the Non-Employee Director Compensation Policy, the Company’s non-employee directors (“Eligible Directors”) are eligible to receive cash and equity compensation for their service on the Board as follows:
Annual Cash Compensation
The annual cash compensation amounts set forth below are payable to each Eligible Director in equal semi-annual installments, payable in arrears prior to the last day of June and December (each, a “Service Period”). If an Eligible Director joins the Board or a committee of the Board at a time other than effective as of the first day of a Service Period, each annual retainer set forth below will be pro-rated based on the number of regularly scheduled Board and/or committee meetings, as applicable, such Eligible Director attended in the applicable Service Period. All cash fees are vested upon payment.
Board Service Retainer
•All Eligible Directors: $35,000
Lead Independent Director Service Retainer (in addition to Eligible Director service retainer): $20,000
Committee Chair Service Retainer
•Chairman of the Audit Committee: $20,000
•Chairman of the Compensation Committee: $15,000
•Chairman of the Nominating and Corporate Governance Committee: $10,000
•Chairman of the Cybersecurity Risk Management Committee: $12,000
Committee Member Service Retainer (not applicable to Committee Chairs)
•Member of the Audit Committee: $10,000
•Member of the Compensation Committee: $7,500
•Member of the Nominating and Corporate Governance Committee: $5,000
•Member of the Cybersecurity Risk Management Committee: $5,000
Equity Compensation
Annual Grant
On the date of each annual stockholder meeting of the Company held on or after the Approval Date, each Eligible Director who continues to serve as a non-employee member of the Board following such stockholder meeting (excluding any Eligible Director who is first appointed or elected by the Board at such meeting), will be granted a number of restricted stock units (“RSUs”) under the Company’s 2018 Equity Incentive Plan (or any successor plan thereto) having an aggregate grant date fair value, calculated in accordance with FASB ASC Topic 718, of $200,000. The shares underlying the RSUs vest on the earlier of the first anniversary of the date of grant and the Company’s next annual stockholder meeting, subject to each director’s continued service as a director through the applicable vesting date and accelerated vesting in specified circumstances. On May 22, 2024, each of the Eligible Directors was granted 4,607 RSUs pursuant to the terms of the Non-Employee Director Compensation Policy.

Initial Grant
The Board, in its sole discretion, may grant equity compensation in connection with an Eligible Director’s initial election or appointment to the Board following the Approval Date.
Expenses
Eligible Directors are also entitled to reimbursement for their reasonable out-of-pocket expenditures incurred in connection with their attendance at Board and committee meetings in accordance with the Company’s travel and expense policy.
The above description of the Non-Employee Director Compensation Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Non-Employee Director Compensation Policy, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 22, 2024, the Company held its 2024 annual meeting of stockholders (the “Annual Meeting”). The stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2024 (the “Proxy Statement”). Of the 118,743,082 shares outstanding as of the record date, 113,034,984 shares, or approximately 95.19%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.
Proposal No. 1: Election of three nominees to serve as directors until the 2027 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

	Votes For	Votes Withheld
Arthur W. Coviello, Jr.	68,893,771	31,994,222
George Alexander Tosheff	97,448,187	3,475,385
Margaret Keane	97,985,187	2,938,385
Broker Non-Votes: 36,369,815.
All nominees were elected.
Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2024. The votes were cast as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
111,413,896	1,546,263	74,825	—
Proposal No. 3: The advisory vote on the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The votes were cast as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
93,678,839	7,188,499	56,234	12,111,412
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description
10.1	Non-Employee Director Compensation Policy.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	The cover page from Tenable's 8-K filed on May 23, 2024, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TENABLE HOLDINGS, INC.

Date:	May 23, 2024	By:	/s/ Michelle VonderHaar
Michelle VonderHaar
Chief Legal Officer and Corporate Secretary